REGISTRATION RIGHTS AGREEMENT


                  REGISTRATION RIGHTS AGREEMENT (this "Agreement"), dated as of May 22, 1997, by and among Safety Components International, Inc., a Delaware corporation (the "Company"), Robert A. Zummo ("Zummo"), Francis X. Suozzi ("Suozzi") and Valentec International Corporation Employee Stock Ownership Plan (the "ESOP").

                              W I T N E S S E T H:

                  WHEREAS, Zummo, Suozzi, the ESOP and the Company have entered into that certain Stock Purchase Agreement, dated as of the date hereof (the "Stock Purchase Agreement"), pursuant to which, among other things, Zummo, Suozzi and the ESOP have agreed to receive as consideration under the Stock Purchase Agreement an aggregate of 1,369,200 shares of common stock, par value $.01 per share, of the Company;

                  WHEREAS, the Company desires to grant Zummo, Suozzi and the ESOP registration rights with respect to such shares of common stock of the Company; and

                  WHEREAS, it is a condition precedent to the consummation of the transactions contemplated under the Stock Purchase Agreement that the parties enter into this Agreement.

                  NOW, THEREFORE, in consideration of the premises and mutual covenants and conditions contained herein, and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:


                                   ARTICLE 1.
                                   DEFINITIONS

SECTION 1.1       Definitions.

                  All terms not defined herein or below shall have the meaning set forth in the Stock Purchase Agreement.

                  "Advice"  shall  have the  meaning  set forth in  Section  3.1 hereof.

                  "Beneficiary" shall have the meaning set forth in the ESOP.

                  "Commission" means the United States Securities and Exchange Commission, or any other federal agency at the time administering the Securities Act.

                  "Common Stock" means the shares of common stock, par value $.01 per share, of the Company, acquired by Zummo, Suozzi and the ESOP pursuant to the terms of the Stock Purchase Agreement.

                  "Company" shall have the meaning set forth in the preamble of this Agreement.

                  "Controlling  Persons"  shall  have the  meaning  set forth in
Section 4.1 hereof.

                  "Damages" shall have the meaning set forth in Section 4.1 hereof.

                  "Deferral  Date"  shall have the  meaning set forth in Section
2.4 hereof.

                  "Demand  Registration"  shall  have the  meaning  set forth in
Section 2.1(a) hereof.

                  "ESOP" shall have the meaning set forth in the preamble of this Agreement.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

                  "Holder" means each Initial Holder and any person who shall hereafter acquire and hold Registrable Securities; provided, however, that a Person who hereafter acquires Registrable Securities representing less than 5% of the outstanding common stock of the Company (based on the number of Shares outstanding on the date hereof) shall not be considered a Holder and shall not be entitled to exercise any registration rights hereunder; provided, further, however that Participants and their Beneficiaries under the ESOP shall have the rights as Holders hereunder to the extent that they receive a distribution from the ESOP which falls within the definition of Registrable Securities at the time of the exercise of any such rights.

                  "Indemnified  Party"  shall  have  the  meaning  set  forth in
Section 4.3 hereof.

                  "Indemnifying  Party"  shall  have the  meaning  set  forth in
Section 4.3 hereof.

                  "Initial Holder" means each of Zummo, Suozzi and the ESOP.

                  "Inspectors" shall have the meaning set forth in Section 3.1(h) hereof.

                  "NASD" means the National Association of Securities Dealers, Inc.

                  "Participant" shall have the meaning set forth in the ESOP.

                  "Person"  means  any  natural  person,  corporation,   general
partnership, limited partnership, proprietorship, other business organization, trust, union or association.

                  "Piggy-Back  Registration" shall have the meaning set forth in
Section 2.2 hereof.


                  "Records" shall have the meaning set forth in Section 3.1(h) hereof.

                  "Registrable  Securities" means the shares of Common Stock and any additional shares of common stock of the Company acquired by the Holder in respect of the Registrable Securities by way of a dividend, stock split, recapitalization, reclassification or other distribution. As to any particular Registrable Securities, once issued such securities shall cease to be Registrable Securities when (i) a registration statement with respect to such securities has been declared effective by the Commission (which may be on a Form S-8 to the extent available) and such securities have thereafter been disposed of, (ii) written opinion(s) to the effect that such Registrable Securities may be sold under Rule 144 of the rules and regulations adopted under the Securities Act without restriction as to the volume and timing of such sale shall have been received from counsel to the Company, (iii) with respect to Persons holding Registrable Securities representing less than 1% of the outstanding common stock of the Company, written opinion(s) shall have been received from counsel to the Company to the effect that (A) the exemption from the Securities Act registration under Rule 144(d) of the rules and regulations adopted under the Securities Act is available for sale of such Registrable Securities, or (B) such Registrable Securities are not deemed to be "restricted securities" within the meaning of Rule 144(a) of the rules and regulations adopted under the Securities Act or (iv) they shall have ceased to be outstanding.

                  "Registration  Expenses"  shall have the  meaning set forth in
Section 3.2 hereof.

                  "Securities Act" means the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

                  "Selling Holder" means a Holder who is selling Registrable Securities pursuant to a registration statement under the Securities Act.

                  "Stock Purchase Agreement" shall have the meaning set forth in the preamble of this Agreement.

                  "Suozzi" shall have the meaning set forth in the preamble of this Agreement.

                  "Suspension  Notice"  shall  have  the  meaning  set  forth in
Section 3.1(f) hereof.

                  "Trustee" shall have the meaning set forth in the ESOP.

                  "Underwriter" means a securities dealer who purchases any Registrable Securities as principal in an underwritten offering and not as part of such dealer's market-making activities.

                  "Withdrawal  Election"  shall  have the  meaning  set forth in
Section 2.3(b) hereof.


                  "Zummo" shall have the meaning set forth in the preamble of this Agreement.


                                   ARTICLE 2.
                               REGISTRATION RIGHTS

SECTION 2.1       Demand Registration.

                  (a)  Request  for   Registration  by  Holders  of  Registrable
Securities. Each Initial Holder may make up to one written request on the Company for the registration of the Common Stock under the Securities Act, such requests hereinafter referred to as a Demand Registration ("Demand Registration"). Any such request shall specify the number of shares of Registrable Securities proposed to be sold and shall also specify the intended method of disposition thereof. The Company shall give written notice of such registration request within 10 days after the receipt thereof to all other Holders of Registrable Securities and shall use its best efforts to effect the Demand Registration within 45 days after the giving of such written notice. Within 20 days after receipt of such notice by any such Holder, such Holder may request in writing that Registrable Securities be included in such registration and the Company shall include in the registration statement for such Demand Registration the Registrable Securities of all Holders requested to be so included. Each such request by such other Holders shall specify the number of shares of Registrable Securities proposed to be sold and the intended method of disposition thereof. Unless the intended method of distribution is through an underwritten offering, the Company shall have the right to elect to include all Registrable Securities covered by this Agreement in such registration statement. Any holder who declines after receipt of notice from the Company of such election to have all of the Registrable Securities owned by him in such registration statement shall forfeit his or its Demand Registration hereunder.

                  Whenever  the  Company  shall  effect  a  Demand  Registration pursuant to Section 2.1(a) in connection with an underwritten offering of Registrable Securities, no securities other than the Registrable Securities requested to be included shall be included among the securities covered by such registration unless (i) the managing Underwriter or Underwriters of such offering shall have advised the Holder of Registrable Securities to be covered by such registration in writing that the inclusion of other securities would not adversely affect such offering, in which case, securities to be issued by the Company and any Persons who currently have registration rights under another agreement with the Company may be included or (ii) all Holders of Registrable Securities to be covered by such registration shall have consented in writing to the inclusion of securities to be issued by the Company or securities held by other stockholders of the Company. Whenever the Company shall effect a Demand Registration pursuant to Section 2.1(a) other than in connection with an underwritten offering of Registrable Securities, no securities held by stockholders of the Company other than Holders of Registrable Securities may be covered by such registration unless all Holders of Registrable Securities to be covered by such registration shall have consented thereto in writing.

                  (b) Effective Registration.  A registration will not be deemed to have been effected as a Demand Registration unless it has been declared effective by the Commission and the Company has complied in all material respects  with its  obligations  under  this  Agreement  with  respect  thereto;
provided that if, after it has become effective, the offering of shares of Common Stock pursuant to such registration is or becomes the subject of any stop order, injunction or other order or requirement of the Commission or any other governmental or administrative agency, or if any court prevents or otherwise limits the sale of the shares of Common Stock pursuant to the registration at any time after the effective date of the registration statement, such registration will be deemed not to have been effected. If a registration requested pursuant to this Section 2.1 is deemed not to have been effected, then the Company shall continue to be obligated to effect such registration pursuant to this Section 2.1. The Holders of Registrable Securities shall be permitted to withdraw all or any part of the Registrable Securities from a Demand
Registration   at  any  time  prior  to  the  effective   date  of  such  Demand
Registration, but shall forfeit any future right to a Demand Registration hereunder.


                  (c) Selection of Underwriter. If the Selling Holders so elect, the offering of such Registrable Securities pursuant to such Demand Registration shall be in the form of an underwritten offering. The Selling Holders owning a majority-in-interest of Common Stock to be sold shall select one or more recognized firms of investment bankers reasonably acceptable to the Company to act as Underwriter or Underwriters in connection with such offering.

                  (d) Deferral of Registration. Notwithstanding any other provision of this Section 2, the Company shall not be obligated to effect the filing of a registration statement pursuant to Section 2(a) hereof (i) during any period when there exists an effective registration statement covering the Registrable Securities, or (ii) if the Company shall furnish to the holders of Registrable Securities requesting a registration statement under Section 2(a) hereof a certificate, signed by the Company, stating that in the good faith judgment of the board of directors of the Company it would be detrimental to the best interests of the Company and its stockholders generally for such registration statement to be filed at that time. The Company shall have the right to defer the filing of a registration statement as provided in clause (ii) of this Section 2(d) only twice in any 12-month period and only for a period not later than the Deferral Date; provided that in such event, the Selling Holders initiating the request for registration will be entitled to withdraw such request.

SECTION  2.2      Piggy-Back  Registration.

                  If at any time the Company proposes to file a registration statement under the Securities Act with respect to an offering by the Company for its own account or for the account of any of its respective security holders (other than a registration statement on Form S-4 or S-8 (or any substitute form that may be adopted by the Commission) or a Demand Registration pursuant to
Section 2.1), then the Company shall give prompt written notice of such proposed filing to the Holders of Registrable Securities as soon as practicable (but in no event less than 20 days before the anticipated filing date), and such notice shall offer such Holders the opportunity to register such number of Registrable Securities as each such Holder may request (which request shall specify the Registrable Securities intended to be disposed of by such Holder and the intended method of distribution thereof) (a "Piggy-Back Registration"). The Company shall use its best efforts to cause the managing Underwriter or Underwriters of a proposed underwritten offering to permit the Registrable Securities requested to be included in a Piggy-Back Registration to be included on the same terms and conditions as any similar securities of the Company or any other security holder included therein and to permit the sale or other disposition of such Registrable Securities in accordance with the intended method of distribution thereof. Any Holder shall have the right to withdraw its request for inclusion of its Registrable Securities in any registration statement pursuant to this Section 2.2 by giving written notice to the Company of its request to withdraw, provided that in the event of such withdrawal, such Holder shall be responsible for all fees and expenses (including fees and expenses of Holder's own counsel) incurred by such Holder prior to such withdrawal unless such withdrawal has been made in accordance with Section 2.3(b). The Company may withdraw a Piggy-Back Registration at any time prior to the time it becomes effective.


                  No registration effected under this Section 2.2, and no failure to effect a registration under this Section 2.2, shall relieve the Company of its obligation to effect a registration upon the request of Holders pursuant to Section 2.1, and no failure to effect a registration under this
Section 2.2 and to complete the sale of Registrable Securities in connection therewith shall relieve the Company of any other obligation under this Agreement (including, without limitation, the Company's obligations under Sections 3.2 and 4.1).

SECTION 2.3       Reduction of Offering.

                  (a) Piggy-Back Registration. Notwithstanding anything to the contrary contained herein, if the managing Underwriter or Underwriters of any underwritten offering described in Section 2.2 have informed, in writing, the Holders of the Registrable Securities requesting inclusion in such offering that it is their opinion that the total number of shares which the Company, Holders of Registrable Securities and any other Persons desiring to participate in such registration intend to include in such offering is such as to materially and adversely affect the success of such offering, then the number of shares to be offered shall be reduced or limited in the following order of priority: (x) first, the securities proposed by the Company to be sold for its own account; and (y) second, to the extent necessary to reduce the total number of shares as recommended by such managing Underwriters, the number of shares to be offered for the account of the Holders and any other persons who currently have registration rights under any other agreement to which the Company is a party shall be reduced or limited on a pro rata basis in proportion to the relative number of Registrable Securities of the Holders or securities of such persons participating in such registration.

                  (b) Withdrawal Election. If, as a result of the proration provisions of this Section 2.3, any Holder shall not be entitled to include at least 50% of the Registrable Securities in a Piggy-Back Registration that such Holder has requested to be included, such Holder may elect to withdraw his request to include Registrable Securities in such registration (a "Withdrawal Election"); provided, however, that a Withdrawal Election shall be irrevocable and, after making a Withdrawal Election, a Holder shall no longer have any right to include Registrable Securities in the Piggy Back Registration as to which such Withdrawal Election was made.


                  SECTION 2.4 Conflicting Company Activity. If after the filing but prior to the effectiveness of a registration statement filed by the Company pursuant to Section 2(a) hereof, (i) the Company shall become a party to an agreement or filed materials with the Commission contemplating a material business acquisition by the Company, and if in the good faith judgment of the Company it is impracticable for the Company to have become effective a registration statement prior to the consummation of the acquisition and, if such proposed acquisition were consummated, the Company would be required to include in such registration statement financial statements and/or other information concerning the business of any other party to such proposed acquisition prior to the time that such financial statements are otherwise required to be filed with the Commission in accordance with the current Report on Form 8-K and the subsequent Form 8 (75 days after the closing of any such acquisition); (ii) the Company shall have become a party to an agreement or letter of intent contemplating a merger or consolidation of the Company into or with, or a sale or transfer of all or substantially all of the business and assets of the Company to, any other corporation or entity, and if in the good faith judgment of the Company it is impracticable for the Company to file and have become effective a registration statement prior to the consummation of such merger, consolidation or sale; or (iii) the Company shall have determined in good faith based on written advice of counsel that such registration statement is required to contain information with respect to the Company or its business and plans which has not been publicly disclosed, and the disclosure of which, in the Company's good faith judgment, would not be in the best interest of the Company, then the Company shall not be deemed to have breached its agreement to use its best efforts to cause such registration statement to become effective if it does not use its best efforts to cause such registration statement to become effective for a period of not more than sixty (60) days from the date on which the Company was required to use its best efforts to cause such registration statement to become effective (or as soon as practicable after the filing of such Form 8 referred to in (i) above, if any) (the "Deferral Date"), or, in the case of (ii) above the transaction contemplated by such agreement or letter of intent (x) becomes effective, in which case the Company shall have no obligation to cause such registration statement to become effective or (y) is abandoned, in which case the Company shall recommence the use of its best efforts to cause such registration statement to become effective as soon as practicable but in no event later than the Deferral Date.


                                   ARTICLE 3.
                             REGISTRATION PROCEDURES

SECTION  3.1      Filings;  Information.

                  Whenever the Company is required to effect or cause the registration of Registrable Securities pursuant to Section 2.1, the Company will use its best efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof, and in connection with any such request:

                  (a) Registration Statements. The Company will prepare and file with the Commission a registration statement with respect to such securities and use best efforts to cause such registration statement to become and remain effective until the completion of the distribution or until all Registrable Securities covered thereby cease to be Registrable Securities.


                  (b) Amendments and Supplements. The Company will prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for the period specified in Section 3.1(a) and to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such registration statement in accordance with the intended method of disposition set forth in such registration statement for such period.

                  (c) Copies for Review. The Company will, as far in advance as practical, prior to filing a registration statement or prospectus or any amendment or supplement thereto, furnish copies of such registration statement as proposed to be filed, together with exhibits thereto, to (i) each Selling Holder, (ii) not more than one counsel representing all Selling Holders, to be selected by a majority-in-interest of such Selling Holders, and (iii) each Underwriter, if any, of the Registrable Securities covered by such registration statement, which documents will be subject to review and approval by the foregoing, and thereafter as far in advance as practical, furnish to such Selling Holders, counsel and Underwriters, if any, for their review and comment such number of copies of such registration statement, each amendment and supplement thereto (in each case including all exhibits thereto and documents incorporated by reference therein), the prospectus included in such registration statement (inducing each preliminary prospectus) and such other documents or information as such Selling Holders, counsel or Underwriters may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Selling Holders.

                  (d) Stop Orders. After the filing of the registration statement, the Company will promptly notify each Selling Holder of Registrable Securities covered by such registration statement of any stop order issued or threatened by the Commission and use its best efforts to prevent the entry of such stop order or to remove it if entered.

                  (e) Blue Sky. The Company will use its best efforts to (i) register or qualify the Registrable Securities under such other securities or blue sky laws of such jurisdictions in the United States as any Selling Holder reasonably (in light of such Selling Holder's intended plan of distribution) requests, and (ii) cause such Registrable Securities to be registered with or approved by such other governmental agencies or authorities in the United States as may be necessary by virtue of the business and operations of the Company and do any and all other acts and things that may be reasonably necessary or advisable to enable such Selling Holder to consummate the disposition of the Registrable Securities owned by such Selling Holder; provided, that the Company will not be required to (A) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this paragraph (e),
(B) subject itself to taxation in any such jurisdiction or (C) consent to general service of process in any such jurisdiction.


                  (f) Certain Events. The Company will immediately notify each Selling Holder of such Registrable Securities, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the occurrence of an event requiring the preparation of a supplement or amendment to such prospectus so that, as thereafter delivered to the Holders of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and promptly make available to each Selling Holder any such supplement or amendment.

                  Upon receipt of any such notice (a "Suspension Notice") from the Company of the happening of any event of the kind described in this Section 3.1, each Holder shall forthwith discontinue disposition of the Registrable Securities pursuant to the registration statement covering such Registrable Securities until Holder is advised in writing (the "Advice") by the Company that the use of the prospectus covering such Registrable Securities may be resumed, and has received copies of any supplements or amendments to the prospectus or a notice that the prospectus has been supplemented by a filing which is incorporated by reference thereby, and, if so directed by the Company, such Holder will, or will request the underwriters, if any, to, deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such Holder's possession, of the stale prospectus covering such Registrable Securities current at the time of receipt of such notice; provided, however, that the Company shall use its best efforts to limit the period from the date on which any Holder receives a Suspension Notice to the date on which any Holder receives the Advice not to exceed 60 days.

                  (g) Agreements. The Company and the Selling Holders will enter into customary agreements including, if applicable, an underwriting agreement in customary form and which is reasonably satisfactory to the Company (which shall not require the Selling Holder to indemnify the underwriter with respect to misstatements or omissions in the registration statement other than such misstatements or omissions in written material supplied by such Selling Holder expressly for inclusion in the registration statement) and, if requested by the underwriter(s), an agreement appointing one Person approved by a majority-in-interest of the Holders whose Registrable Securities are to be included in the registration, to act as attorney-in-fact for the Holder and as escrow agent for the Registrable Securities to be included in the offering in customary form. The Company and the Selling Holders will also take such other actions as are reasonably required in order to expedite or facilitate the disposition of such Registrable Securities; and the Selling Holders may, at their option, require that any or all of the representations, warranties and covenants of the Company to or for the benefit of such Underwriters also be made to and for the benefit of such Selling Holders.

                  (h) Due Diligence. The Company will make available to each Selling Holder (and his counsel) and each Underwriter, if any, subject to restrictions imposed by the United States federal government or any agency or instrumentality thereof, copies of all correspondence between the Commission and the Company, its counsel or auditors and will also make available for inspection by any Selling Holder, any Underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other professional retained by any such Selling Holder or Underwriter (collectively, the "Inspectors"), all financial and other records, pertinent corporate documents and properties of the Company (collectively, the "Records") as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company's officers and employees to supply all information reasonably requested by any Inspectors in connection with such registration statement. Records which the Company determines, in good faith, to be confidential and which it notifies the Inspectors are confidential shall not be disclosed by the Inspectors unless (i) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in such registration statement or (ii) the disclosure or release of such Records is requested or required pursuant to oral questions, interrogatories, requests for information or documents or a subpoena or other order from a court of competent jurisdiction or other process; provided, that prior to any disclosure or release pursuant to clause (ii), the Inspectors shall provide the Company with prompt notice of any such request or requirement so that the Company may seek an appropriate protective order or waive such Inspectors' obligation not to disclose such Records; and, provided further, that if failing the entry of a protective order or the waiver by the Company permitting the disclosure or release of such Records, the Inspectors, upon advice of counsel, are compelled to disclose such Records, the Inspectors may disclose that portion of the Records which counsel has advised the Inspectors that the Inspectors are compelled to disclose. Each Selling Holder of such Registrable Securities agrees that information obtained by it solely as a result of such inspections (not including any information obtained from a third party who, insofar as is known to the Selling Holder after reasonable inquiry, is not prohibited from providing such information by a contractual, legal or fiduciary obligation to the Company) shall be deemed confidential and shall not be used by it as the basis for any market transactions in the securities of the Company or its affiliates unless and until such information is made generally available to the public. Each Selling Holder of such Registrable Securities further agrees that it will, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, give notice to the Company and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of the Records deemed confidential.


                  (i) Sales Efforts. In connection with an underwritten offering, the Company will participate, to the extent reasonably requested by the managing Underwriter for the offering or the Selling Holders, in customary efforts to sell the securities under the offering, including, without limitation, participating in "road shows."

                  The Company may require each Selling Holder to promptly furnish in writing to the Company such information regarding the distribution of the Registrable Securities as the Company may from time to time reasonably request and such other information as may be legally required in connection with such registration including, without limitation, all such information as may be requested by the Commission or the NASD. The Company may exclude from such registration any Holder who fails to provide such information.


SECTION 3.2         Registration  Expenses.

                  In connection with any Demand Registration pursuant to Section
2.1 hereof and any Piggy-Back Registration under Section 2.2 hereof, the Company shall pay the following registration expenses incurred in connection with the registration thereunder (the "Registration Expenses"): (i) all registration and filing fees, (ii) fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of counsel in connection with blue sky qualifications of the Registrable Securities), (iii) processing, duplicating and printing expenses, (iv) the Company's internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), (v) the fees and expenses incurred in connection with the listing of the Registrable Securities, (vi) reasonable fees and disbursements of counsel for the Company and customary fees and expenses for independent certified public accountants retained by the Company (including the expenses of any comfort letters or costs associated with the delivery by independent certified public accountants of a comfort letter or comfort letters requested but not the cost of any audit other than a year end audit), (vii) the reasonable fees and expenses of any special experts retained by the Company in connection with such registration and (viii) any fees and disbursements of underwriters customarily paid by issuers or sellers of securities. The Company shall have no obligation to pay any other underwriting fees, discounts or commissions attributable to the sale of Registrable Securities, the costs of counsel to the Holder or Holders or the cost of any special audit required, such costs to be borne by the Holder or Holders making the request.

                                   ARTICLE 4.
                        INDEMNIFICATION AND CONTRIBUTION


SECTION 4.1         Indemnification by the Company.

                  The Company shall, to the full extent permitted by law, indemnify and hold harmless each Selling Holder, its partners, officers, directors, employees and agents, and each Person, if any, who controls such Selling Holder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, together with the partners, officers, directors, employees and agents of such controlling Person (collectively, the "Controlling Persons"), from and against any loss, claim, damage, liability, reasonable attorneys' fees, cost or expense and costs and expenses of investigating and defending any such claim, joint or several, and any action in respect thereof (collectively, the "Damages") to which such Selling Holder, its partners, officers, directors, employees and agents, and any such Controlling Person may become subject under the Securities Act or otherwise, insofar as such Damages (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of, or are based upon, any untrue statement or alleged untrue statement of a material fact contained in any registration statement or prospectus relating to the Registrable Securities or any amendment or supplement thereto, or arises out of, or are based upon, any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or any violation by the Company of any federal or state securities laws or any rule or regulation thereof, except insofar as the same are based upon information furnished in writing to the Company by a Selling Holder expressly for use therein, and shall reimburse each Selling Holder, its partners, officers, directors, employees and agents, and each such Controlling Person for any legal and other expenses reasonably incurred by that Selling Holder, its partners, officers, directors, employees and agents, or any such Controlling Person in investigating or defending or preparing to defend against any such Damages or proceedings; provided, however, that the Company shall not be liable to any Selling Holder to the extent that any such Damages (or action or proceeding in respect thereof) arise out of or are based upon an untrue statement or omission made in any preliminary prospectus if (i) such Selling Holder failed to send or deliver a copy of the final prospectus with or prior to the delivery of written confirmation of the sale by such Selling Holder to the Person asserting the claim from which such Damages arise, and (ii) the final prospectus would have corrected such untrue statement or such omission; provided further, that the Company shall not be liable to any Selling Holder in any such case to the extent that any such Damages arise out of or are based upon an untrue statement or omission in any prospectus if (x) such untrue statement or omission is corrected in an amendment or supplement to such prospectus, and (y) having previously been furnished by or on behalf of the Company with copies of such prospectus as so amended or supplemented, such Selling Holder thereafter fails to deliver such prospectus as so amended or supplemented prior to or concurrently with the sale of a Registrable Security to the Person asserting the claim from which such Damages arise. The Company also agrees to indemnify any Underwriters of the Registrable Securities, their officers and directors and each Person who controls such Underwriters on substantially the same basis as that of the indemnification of the Selling Holders provided in this Section 4.1.

SECTION 4.2       Indemnification by Selling Holders.

                  Each Selling Holder shall, to the full extent permitted by law, severally but not jointly, indemnify and hold harmless the Company, its officers, directors, employees and agents and each Person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, together with the partners, officers, directors, employees and agents of such controlling Person, to the same extent as the foregoing indemnity from the Company to such Selling Holder, but only with reference to information related to such Selling Holder, or its plan of distribution, furnished in writing by such Selling Holder or on such Selling Holder's behalf expressly for use in any registration statement or prospectus relating to the Registrable Securities, or any amendment or supplement thereto, or any preliminary prospectus and the aggregate amount which may be recovered from any Selling Holder of Registrable Securities pursuant to the indemnification provided for in this Section 4.2 in connection with any registration and sale of Registrable Securities shall be limited to the total proceeds received by such Holder from the sale of such Registrable Securities. In case any action or proceeding shall be brought against the Company or its officers, directors, employees or agents or any such controlling Person or its officers, directors, employees or agents, in respect of which indemnity may be sought against such Selling Holder, such Selling Holder shall have the rights and duties given to the Company, and the Company or its officers, directors, employees or agents, or such controlling Person, or its officers, directors, employees or agents, shall have the rights and duties given to such Selling Holder, by the preceding paragraph. Each Selling Holder also agrees to indemnify and hold harmless any Underwriters of the Registrable Securities, their officers and directors and each Person who controls such Underwriters on substantially the same basis as that of the indemnification of the Company provided in this Section 4.2. The Company shall be entitled to receive indemnities from Underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution, to the same extent as provided above, with respect to information so furnished in writing by such Persons specifically for inclusion in any prospectus or registration statement.

SECTION 4.3       Conduct of Indemnification  Proceedings.

                  Promptly after receipt by any person in respect of which indemnity may be sought pursuant to Section 4.1 or 4.2 (an "Indemnified Party") of notice of any claim or the commencement of any action, the Indemnified Party shall, if a claim in respect thereof is to be made against the Person against whom such indemnity may be sought (an "Indemnifying Party"), notify the Indemnifying Party in writing of the claim or the commencement of such action; provided, that the failure to notify the Indemnifying Party shall not relieve it from any liability which it may have to an Indemnified Party otherwise than under Section 4.1 or 4.2 and except to the extent of any actual prejudice resulting therefrom. If any such claim or action shall be brought against an Indemnified Party, and it shall notify the Indemnifying Party thereof, the Indemnifying Party shall be entitled to participate therein, and, to the extent that it wishes, jointly with any other similarly notified Indemnifying Party, to assume the defense thereof with counsel reasonably satisfactory to the Indemnified Party. After notice from the Indemnifying Party to the Indemnified Party of its election to assume the defense of such claim or action, the Indemnifying Party shall not be liable to the Indemnified Party for any legal or other expenses subsequently incurred by the Indemnified Party in connection with the defense thereof other than reasonable costs of investigation; provided, that the Indemnified Party shall have the right to employ separate counsel to represent the Indemnified Party and its controlling Persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the Indemnified Party against the Indemnifying Party, but the fees and expenses of such counsel shall be for the account of such Indemnified Party unless (i) the Indemnifying Party and the Indemnified Party shall have mutually agreed to the retention of such counsel or (ii) in the reasonable judgment of the Company and such Indemnified Party, representation of both parties by the same counsel would be inappropriate due to actual or potential conflicts of interest between them, it being understood, however, that the Indemnifying Party shall not, in connection with any one such claim or action or separate but substantially similar or related claims or actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (together with appropriate local counsel) at any time for all Indemnified Parties, or for fees and expenses that are not reasonable. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any claim or pending or threatened proceeding in respect of which the Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such settlement includes an unconditional release of such Indemnified Party from all liability arising out of such claim or proceeding. Whether or not the defense of any claim or action is assumed by the Indemnifying Party, such Indemnifying Party will not be subject to any liability for any settlement made without its consent, which consent will not be unreasonably withheld.


SECTION 4.4       Contribution.

                  If the indemnification provided for in this Article 4 is unavailable to the Indemnified Parties in respect of any Damages referred to herein, then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Damages (i) as between the Company and the Selling Holders on the one hand and the Underwriters on the other (subject to the terms of a customary underwriting agreement), in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Holders on the one hand and the Underwriters on the other from the offering of the Registrable Securities, or if such allocation is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits but also the relative fault of the Company and the Selling Holders on the one hand and of the Underwriters on the other in connection with the statements or omissions which resulted in such Damages, as well as any other relevant equitable considerations, and (ii) as between the Company on the one hand and each Selling Holder on the other, in such proportion as is appropriate to reflect the relative fault of the Company and of each Selling Holder in connection with such statements or omissions, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Holders on the one hand and the Underwriters on the other (subject to the terms of a customary underwriting agreement) shall be deemed to be in the same proportion as the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Company and the Selling Holders bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the prospectus. The relative fault of the Company and the Selling Holders on the one hand and of the Underwriters on the other (subject to the terms of a customary underwriting agreement) shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and the Selling Holders or by the Underwriters. The relative fault of the Company on the one hand and of each Selling Holder on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

                  The Company and the Selling Holders agree that it would not be just and equitable if contribution pursuant to this Section 4.4 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an Indemnified Party as a result of the Damages referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this
Section 4.4, the maximum obligation of each Selling Holder for contribution relating to a registration hereunder shall be limited to the proceeds received by it from the sale of Registrable Securities pursuant to such registration. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. Each Selling Holder's obligations to contribute pursuant to this Section 4.4 is several in the proportion that the proceeds of the offering received by such Selling Holder bears to the total proceeds of the offering received by all the Selling Holders and not joint.


                                   ARTICLE 5.
                                  MISCELLANEOUS

SECTION 5.1       Participation in Underwritten  Registrations.

                  No Person may participate in any underwritten registration hereunder unless such Person (a) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements, and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements and these registration rights.

SECTION 5.2       Lock-up  Agreement.

                  For so long as the Holder has the right to have Registrable Securities included in any registration pursuant to this Agreement, the Holder agrees in connection with any registration of the Company's securities, upon the request of the underwriters managing any underwritten offering of the Company's securities, not to sell, make any short sale of, pledge, grant any option for the purchase of or otherwise dispose of any Registrable Securities without the prior written consent of the Company or such underwriters, as the case may be, during a lock-up period as the underwriters may reasonably specify. This provision shall apply only if any Registrable Securities of the Holder are included in the offering.

SECTION 5.3       Rule 144 and 144A.

                  The Company covenants that it will file any reports required to be filed by it under the Securities Act and the Exchange Act and that it will take such further action as any Holder may reasonably request, all to the extent required from time to time to enable Holders to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 or Rule 144A under the Securities Act, or
(b) any similar rule or regulation hereafter adopted by the Commission. Upon the request of any Holder, the Company will deliver to such Holder a written statement as to whether it has complied with such requirements.

SECTION 5.4       Amendment and Modification.

                  This Agreement may not be amended, modified or supplemented, except by written agreement among the parties.

SECTION 5.5       Binding Effect;  Entire Agreement.

                  This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and executors, administrators and heirs. This Agreement sets forth the entire agreement and understanding among the parties as to the subject matter hereof and supersedes all prior discussions, agreements and understandings of any and every nature among them.


SECTION 5.6       Severability.

                  In the event that any provision of this Agreement or the application of any provision hereof is declared to be illegal, invalid or otherwise unenforceable by a court of competent jurisdiction, the remainder of this Agreement shall not be affected except to the extent necessary to delete such illegal, invalid or unenforceable provision unless that provision held invalid shall substantially impair the benefits of the remaining portions of this Agreement.


SECTION 5.7       Notices.

                  Any notice, demand, request, waiver, or other communication under this Agreement shall be in writing (including facsimile or similar writing) and shall be deemed to have been duly given (i) on the date of service if personally served or on the date after transmission if sent via overnight mail, (ii) on the third day after mailing if mailed to the party to whom notice is to be given, by first class mail, registered, return receipt requested, postage prepaid or (iii) on the date sent if sent by facsimile, to the parties at the following addresses or facsimile numbers with a copy sent by mail as aforesaid on the same date (or at such other address or facsimile number for a party as shall be specified by like notice):

                  (1)      If to the Company, to:

                                    Safety Components International, Inc.
                                    3190 Pullman Street
                                    Costa Mesa, California 92626
                                    Attention: Jeffrey J. Kaplan
                                    Telephone: (714) 662-7756
                                    Telecopy: (714) 662-7649

                  (2) If to the Holder, at the most current address, and with a copy to be sent to each additional address, given by such Holder to the Company in writing,

                           with copies (which shall not constitute notice) to:

                                    Shereff, Friedman, Hoffman & Goodman, LLP
                                    919 Third Avenue
                                    New York, NY 10022
                                    Attention: Richard A. Goldberg, Esq.
                                    Telephone: (212) 891-9221
                                    Telecopy: (212) 758-9526

                                    Jeffer Mangels Butler & Marmaro LLP

                                    2121 Avenue of the Stars
                                    Los Angeles, CA 90067
                                    Attention: Robin Schachter, Esq.
                                    Telephone: (310) 201-3592
                                    Telecopy: (310) 203-0567

SECTION 5.8         GOVERNING LAW.

                  THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE INTERNAL LAWS OF THE STATE OF DELAWARE, WITHOUT GIVING EFFECT TO THE PRINCIPLES OF CONFLICT OF LAWS THEREOF.

SECTION 5.9         Headings.

                  The  headings  in  this  Agreement  are  for   convenience  of
reference only and shall not constitute a part of this Agreement, nor shall they affect their meaning, construction or effect.

SECTION 5.10        Counterparts.

                  This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original instrument and all of which together shall constitute one and the same instrument.

SECTION 5.11        Further  Assurances.

                  Each party shall cooperate and take such action as may be reasonably requested by another party in order to carry out the provisions and purposes of this Agreement and the transactions contemplated hereby.

SECTION  5.12       Remedies.

                  In the event of a breach or a threatened breach by any party to this Agreement of its obligations under this Agreement, any party injured or to be injured by such breach will be entitled to specific performance of its rights under this Agreement or to injunctive relief, in addition to being entitled to exercise all rights provided in this Agreement and granted by law. The parties agree that the provisions of this Agreement shall be specifically enforceable, it being agreed by the parties that the remedy at law, inducing monetary damages, for breach of any such provision will be inadequate compensation for any loss and that any defense or objection in any action for specific performance or injunctive relief that a remedy at law would be adequate is waived.

SECTION 5.13        Pronouns.

                  Whenever the context may require, any pronouns used herein shall be deemed also to include the corresponding neuter, masculine or feminine forms.

                  IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.


                                        SAFETY COMPONENTS INTERNATIONAL, INC.


                                    By:
                                        -------------------------------------
                                           Name:  Jeffrey J. Kaplan
                                           Title: Executive Vice President
                                                  and Chief Financial Officer


                                        -------------------------------------
                                                  Robert A. Zummo

                                        -------------------------------------
                                                  Francis X. Suozzi

                                          VALENTEC INTERNATIONAL CORPORATION
                                             EMPLOYEE STOCK OWNERSHIP PLAN


                                    By:
                                        -------------------------------------
                                           Name:  W. Hardy Myers
                                           Title: Trustee